UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — May 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Emerging Markets Income Fund

Semiannual report
5 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PEMWX

Putnam
Emerging Markets
Income Fund

Semiannual report
5 | 31 | 18

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. Emerging markets often do not provide legal remedies for bondholders comparable to those available to bondholders in the United States, and it may not be possible to dispose of bonds of distressed issuers. You can lose money by investing in the fund.

Message from the Trustees

July 10, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a sharp downturn early in the year pushed the U.S. market into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Emerging Markets Income Fund invests mainly in the bonds of emerging-market governments and companies. These may include both investment-grade and below-investment-grade securities that are denominated in U.S. dollars or in foreign currencies. The fund may also use derivatives — such as futures, options, warrants, and swap contracts — for hedging purposes and to gain exposure to certain markets, rates, or currencies.

Active management

Putnam’s veteran fund managers have experience investing in emerging markets using fundamental research and top-down macroeconomic analysis.

2 Emerging Markets Income Fund

Diversification benefits

The most established form of emerging-market debt (EMD) investing — which targets hard-currency debt issued in developed markets — is just one area of potential opportunity. Another is local-currency debt, which is increasingly issued by governments and corporate entities as their local bond markets develop and grow. This growth has helped put EMD on the radar of many investors.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

Emerging Markets Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Emerging Markets Income Fund

How would you describe the market environment for the reporting period?

Emerging markets were marked by ups and downs during the six-month reporting period. At the onset of 2018, the asset class performed well amid an improving outlook for global growth, relatively low interest rates, favorable inflation, and investor risk appetite for higher yields. Inflows into emerging-market bonds continued to trend higher during the period.

At the end of January, the U.S. equity market and emerging markets were hit by sudden turbulence, resulting in a U.S. stock market correction. The overall decline was driven primarily by a more hawkish sounding U.S. Federal Reserve, signs of inflation risk, changes in U.S. trade policies, and investor pessimism about developing economies. The Fed raised interest rates three times between December 2017 and June 2018 and has signaled that it is on track to raise rates at least twice more this year.

Higher interest rates typically create risks for fixed-income assets, particularly emerging-market bonds. U.S. economic strength, including a tightening labor market and an improving outlook for wage gains, drove

Emerging Markets Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, interest accruals, if any, and rounding. Holdings and allocations may vary over time.

Treasury yields higher and bond prices lower. The yield on the benchmark 10-year Treasury crossed the 3% psychological barrier in April 2018, setting a new five-year high.

Political risks also weighed on some key emerging-market economies, including Mexico, Argentina, Turkey, and Brazil, leading to big swings in bond prices. President Trump’s rhetoric targeting U.S. trading partners ushered in the risk of more protectionist trade policies. In particular, Mexico’s debt and currency markets tumbled because of concerns over the future of the North American Free Trade Agreement [NAFTA]. The risk of an all-out trade war between the United States and China loomed large.

In Argentina, the central bank raised rates to double digits to defend a battered peso, which was hurt by a broader move by investors to switch money out of emerging markets and into the United States. The Turkish lira also tumbled, precipitating an economic crisis just as the country prepares to vote in an election in June. In Brazil, lower growth forecasts and political uncertainty ahead of the October presidential elections weighed on bonds.

The fund underperformed its benchmark, the Putnam Emerging Markets Income Blended Index. What contributed to this?

The fund declined 5.87%, underperforming both the Lipper Emerging Markets Hard Currency Debt Funds and the benchmark Putnam Emerging Markets Income Blended Index for the period. The result reflects our overweight positions in the bonds of a small number of countries including Argentina, Turkey, Brazil, and Mexico. We were underweight Russia and dollar-denominated corporate bonds, which also negatively affected fund performance. Although emerging-market corporate bonds did not perform well in 2017, returns improved this year. However, the gains in corporate bonds were insufficient to offset our overweight positions in sovereign debt. Emerging-market bonds denominated in U.S. dollars have also tumbled as the dollar’s appreciation this year raised the cost of servicing debt.

6 Emerging Markets Income Fund

We had allocations to Argentina’s central bank bills and dollar-denominated bonds. Growing concerns over a declining peso, high inflation, a rising fiscal deficit, and other economic malaise negatively affected the returns of Argentine bonds. The peso hit record lows this year and has been one of the weakest emerging-market currencies. In neighboring Brazil, Latin America’s largest economy, bonds were vulnerable to volatility ahead of the October presidential election, which is being influenced by a corruption scandal. Michel Temer, the deeply unpopular president of Brazil, has scrapped plans to run for reelection. Meanwhile, Turkey’s bonds were among the most affected due to its gaping current account deficit, uncertainty over monetary policy, and concerns over President Recep Tayyip Erdogan’s efforts to tame inflation and stop a currency freefall.

What holdings positively supported fund performance?

During the period, some of the net top contributors were our bond holdings in Russia and Costa Rica. We reduced the fund’s exposures to Russia during the early part of the year because of the possibility of additional U.S. sanctions. While Russian short-dated bonds turned out to be a net positive contributor, they didn’t offset

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund 7

losses elsewhere. We also had positions in dollar-denominated sovereign bonds issued by Costa Rica.

How did the fund use derivatives?

The fund used forward currency contracts in an effort to hedge currency exposures and to gain exposure to currencies.

What is your outlook for emerging-market debt in the next few months?

We are cautious about the outlook. A resurgent dollar, rising oil prices, and a jump in global borrowing costs have caused havoc across emerging markets in recent months. While we expect growth in the United States to pick up, we believe the eurozone and China will face downside risks. We expect bond yields in emerging markets to continue rising. However, bond prices are beginning to look more attractive to us than they did a few months ago. When in the future we add to our positions, we expect to consider debt at the front end of the yield curve, or shorter duration debt.

We expect that the Fed will be a primary focus of investors for the rest of 2018 as rate increases and balance sheet reduction are widely expected to be implemented at a faster pace. Higher global interest rates will create challenges for emerging markets, in our view. Three of the world’s four largest central banks — the Fed, the European Central Bank [ECB], and the Bank of England — have gradually tightened policy. The ECB has announced that it will end its bond purchases at year-end. The Bank of Japan was the exception among the four, maintaining its stimulus policy.

On the trade front, we expect that the Trump administration’s policies targeting China and Mexico will affect investor sentiment. Separately, Turkey, Mexico, and Brazil will hold presidential elections in the coming months, increasing political uncertainty that weighs on bond prices. In Mexico, twin pressures from the

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

8 Emerging Markets Income Fund

election and the ongoing NAFTA renegotiation will also have an impact on the bond market, in our view. Electoral cycles and changes in governments could result in economic and financial policies that are not favorable to investors.

Thank you, Paul, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Emerging Markets Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/27/13)
Before sales charge	4.51%	0.85%	7.75%	1.50%	8.12%	2.64%	–4.25%	–5.87%
After sales charge	0.33	0.06	3.44	0.68	3.80	1.25	–8.08	–9.63
Class B (3/27/13)
Before CDSC	0.47	0.09	3.76	0.74	5.65	1.85	–4.99	–6.24
After CDSC	–0.37	–0.07	2.00	0.40	2.76	0.91	–9.60	–10.86
Class C (3/27/13)
Before CDSC	0.46	0.09	3.77	0.74	5.68	1.86	–4.98	–6.23
After CDSC	0.46	0.09	3.77	0.74	5.68	1.86	–5.90	–7.16
Class M (3/27/13)
Before sales charge	3.14	0.60	6.37	1.24	7.30	2.37	–4.49	–5.98
After sales charge	–0.21	–0.04	2.92	0.58	3.81	1.25	–7.60	–9.04
Class Y (3/27/13)
Net asset value	5.78	1.09	9.02	1.74	8.83	2.86	–4.11	–5.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Emerging Markets Income Fund

Comparative index returns For periods ended 5/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Putnam Emerging Markets
Income Blended Index	10.35%	1.92%	11.95%	2.28%	11.40%	3.66%	0.24%	–2.48%
(Equal Weighted)*
Lipper Emerging Markets
Hard Currency Debt Funds	9.22	1.64	11.10	2.06	11.34	3.62	–0.44	–3.34
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

† Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/18, there were 269, 261, 210, 143, and 130 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/18

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income	$0.168		$0.134	$0.134	$0.157		$0.180
Capital gains	—		—	—	—		—
Total	$0.168		$0.134	$0.134	$0.157		$0.180
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
11/30/17	$9.22	$9.60	$9.19	$9.20	$9.22	$9.53	$9.22
5/31/18	8.52	8.88	8.49	8.50	8.52	8.81	8.51
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[1]	3.94%	3.78%	3.11%	3.11%	3.66%	3.54%	4.23%
Current 30-day
SEC yield (with expense
limitation)[2,3]	N/A	5.60	5.04	5.07	N/A	5.40	6.11
Current 30-day SEC yield
(without expense
limitation)[3]	N/A	4.85	4.27	4.29	N/A	4.65	5.32

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Emerging Markets Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/27/13)
Before sales charge	1.41%	0.27%	10.86%	2.08%	6.89%	2.25%	–6.86%	–9.52%
After sales charge	–2.64	–0.51	6.43	1.25	2.61	0.86	–10.59	–13.14
Class B (3/27/13)
Before CDSC	–2.57	–0.49	6.76	1.32	4.44	1.46	–7.58	–9.89
After CDSC	–3.39	–0.65	4.96	0.97	1.59	0.53	–12.07	–14.33
Class C (3/27/13)
Before CDSC	–2.59	–0.50	6.77	1.32	4.34	1.43	–7.59	–9.99
After CDSC	–2.59	–0.50	6.77	1.32	4.34	1.43	–8.48	–10.88
Class M (3/27/13)
Before sales charge	0.07	0.01	9.45	1.82	5.95	1.94	–7.10	–9.74
After sales charge	–3.19	–0.61	5.89	1.15	2.50	0.83	–10.12	–12.67
Class Y (3/27/13)
Net asset value	2.67	0.50	12.17	2.32	7.58	2.47	–6.63	–9.51

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year
ended 11/30/17*	1.25%	2.00%	2.00%	1.50%	1.00%
Total annual operating expenses for the fiscal
year ended 11/30/17	2.16%	2.91%	2.91%	2.41%	1.91%
Annualized expense ratio for the six-month
period ended 5/31/18	1.25%	2.00%	2.00%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/19.

12 Emerging Markets Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/17 to 5/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000 *†	$6.05	$9.66	$9.66	$7.26	$4.84
Ending value (after expenses)	$941.30	$937.60	$937.70	$940.20	$941.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/18, use the following calculation method. To find the value of your investment on 12/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000 *†	$6.29	$10.05	$10.05	$7.54	$5.04
Ending value (after expenses)	$1,018.70	$1,014.96	$1,014.96	$1,017.45	$1,019.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Corporate Emerging Markets Bond Index — Diversified is an expansion of the JPMorgan Corporate Emerging Markets Bond Index (CEMBI). The CEMBI is a market capitalization weighted index consisting of U.S. dollar-denominated emerging-market corporate bonds.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

JPMorgan Emerging Markets Bond Index — Global Diversified is an index composed of U.S. dollar-denominated Brady bonds, eurobonds, traded loans, and local

14 Emerging Markets Income Fund

market debt instruments issued by sovereign and quasi-sovereign entities.

JPMorgan Government Bond Index —Emerging Markets Global Diversified is an index of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JPMorgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index – Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Emerging Markets Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Emerging Markets Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Income Fund 17

The fund’s portfolio 5/31/18 (Unaudited)

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (64.9%)*		amount	Value
Angola (Republic of) sr. unsec. notes 9.50%, 11/12/25 (Angola) R		$200,000	$225,000
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		360,000	317,700
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		315,000	291,683
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/25
(Brazil) (Units)	BRL	1,410	378,282
Brazil (Federal Republic of) unsec. notes Ser. NTNF 10.00% 1/1/21
(Brazil) (Units)	BRL	500	143,153
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	925	255,974
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		$300,000	284,250
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 32.531%, 5/31/22 (Argentina)	ARS	4,825,000	178,804
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$275,000	257,125
Chile (Republic of) sr. unsec. bonds 5.00%, 3/1/35 (Chile)	CLP	125,000,000	198,578
Chile (Republic of) sr. unsec. unsub. notes 3.125%, 1/21/26 (Chile)		$390,000	375,180
Colombia (Republic of) sr. unsec. notes Ser. B, 10.00%,
7/24/24 (Colombia)	COP	1,245,000,000	514,980
Colombia (Republic of) sr. unsec. notes Ser. B, 6.00%,
4/28/28 (Colombia)	COP	370,000,000	122,508
Colombia (Republic of) sr. unsec. unsub. notes 4.50%,
1/28/26 (Colombia)		$400,000	405,197
Colombia (Republic of) sr. unsec. unsub. notes 4.375%,
3/21/23 (Colombia)	COP	300,000,000	98,412
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		$150,000	170,438
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		150,000	148,991
Egypt (Arab Republic of) sr. unsec. notes 7.50%, 1/31/27 (Egypt) R		200,000	209,500
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		150,000	141,213
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	78,000	93,102
Hungary (Government of) sr. unsec. unsub. notes 5.375%,
3/25/24 (Hungary)		$184,000	196,650
Indonesia (Republic of) sr. unsec. bonds Ser. FR56, 8.375%,
9/15/26 (Indonesia)	IDR	3,500,000,000	269,270
Indonesia (Republic of) sr. unsec. bonds Ser. FR73, 8.75%,
5/15/31 (Indonesia)	IDR	3,150,000,000	246,083
Indonesia (Republic of) sr. unsec. bonds Ser. FR75, 7.50%,
5/15/38 (Indonesia)	IDR	4,655,000,000	328,815
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		$200,000	215,581
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		200,000	183,697
Ivory Coast (Republic of) 144A sr. unsec. notes 5.25%, 3/22/30
(Ivory Coast)	EUR	220,000	255,923
Lebanon (Republic of) sr. unsec. bonds 7.25%, 3/23/37 (Lebanon)		$200,000	165,250

18 Emerging Markets Income Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (64.9%)* cont.		amount	Value
Malaysia (Federation of) sr. unsec. notes Ser. 417, 3.899%,
11/16/27 (Malaysia)	MYR	725,000	$176,153
Malaysia (Government of) sr. unsec. notes Ser. 115, 3.955%,
9/15/25 (Malaysia)	MYR	375,000	92,372
Mexico (Government of) sr. unsec. bonds Ser. M, 7.75%,
11/13/42 (Mexico)	MXN	2,985,000	146,556
Mexico (Government of) sr. unsec. bonds Ser. M, 7.75%,
5/29/31 (Mexico)	MXN	1,600,000	79,489
Mexico (Government of) sr. unsec. notes Ser. M, 8.00%,
12/7/23 (Mexico)	MXN	7,070,000	358,151
Mongolia (Government of) 144A sr. unsec. unsub. notes 8.75%,
3/9/24 (Mongolia)		$200,000	$219,817
Nigeria (Republic of) sr. unsec. unsub. bonds 7.875%, 2/16/32
(Nigeria) R		200,000	209,750
Peru (Republic of) sr. unsec. unsub. bonds 8.75%, 11/21/33 (Peru)		75,000	109,677
Peru (Republic of) sr. unsec. unsub. notes 7.35%, 7/21/25 (Peru)		165,000	201,300
Peru (Republic of) 144A sr. unsec. unsub. notes 6.90%,
8/12/37 (Peru)	PEN	125,000	40,896
Petroleos Mexicanos 144A GDN company guaranty sr. unsec.
unsub. notes 7.65%, 11/24/21 (Mexico)	MXN	11,000	52,655
Romania (Government of) unsec. notes Ser. 10YR, 5.95%,
6/11/21 (Romania)	RON	610,000	161,090
Russia (Federation of) sr. unsec. unsub. notes Ser. REGS, 4.875%,
9/16/23 (Russia)		$200,000	208,000
Russia (Federation of) unsec. bonds 8.15%, 2/3/27 (Russia)	RUB	24,395,000	412,785
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25
(South Africa)		$200,000	208,000
South Africa (Republic of) unsec. bonds Ser. 2023, 7.75%, 2/28/23
(South Africa)	ZAR	6,600,000	514,226
South Africa (Republic of) unsec. bonds Ser. 2032, 8.25%, 3/31/32
(South Africa)	ZAR	1,515,000	110,691
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		$200,000	200,785
Turkey (Government of) unsec. notes 11.00%, 2/24/27 (Turkey)	TRY	2,350,000	436,786
Turkey (Republic of) sr. unsec. notes 5.125%, 3/25/22 (Turkey)		$355,000	347,013
Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	1,360,000	263,120
Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS, 7.75%,
9/1/27 (Ukraine)		$100,000	99,125
United Mexican States sr. unsec. notes 4.00%, 10/2/23 (Mexico)		200,000	200,538
Venezuela (Republic of) sr. unsec. unsub. notes 12.75%,
8/23/22 (Venezuela)		150,000	44,250
Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)		200,000	201,330
Total foreign government and agency bonds and notes (cost $12,751,299)			$11,765,894

		Principal
CORPORATE BONDS AND NOTES (20.0%)*		amount	Value
Basic materials (6.4%)
Cemex SAB de CV company guaranty sr. notes Ser. REGS, 6.125%,
5/5/25 (Mexico)		$400,000	$404,456
Fibria Overseas Finance, Ltd. company guaranty sr. unsec. sub.
notes 5.25%, 5/12/24 (Brazil)		150,000	151,125

Emerging Markets Income Fund 19

	Principal
CORPORATE BONDS AND NOTES (20.0%)* cont.	amount	Value
Basic materials cont.
First Quantaum Minerals, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7.25%, 5/15/22 (Canada)	$200,000	$200,750
Indo Energy Finance II BV 144A company guaranty sr. notes
6.375%, 1/24/23 (Indonesia)	200,000	194,217
Mexichem SAB de CV 144A company guaranty sr. unsec. notes
4.875%, 9/19/22 (Mexico)	200,000	201,500
		1,152,048
Capital goods (0.6%)
Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes
5.696%, 9/16/23 (Brazil)	111,000	115,579
		115,579
Communication services (0.8%)
Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	200,000	151,500
		151,500
Energy (6.9%)
Nexen Energy ULC company guaranty sr. unsec. unsub. notes
6.40%, 5/15/37 (Canada)	100,000	122,671
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	210,000	232,470
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.875%, 1/20/40 (Brazil)	95,000	88,113
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	10,000	10,475
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.999%, 1/27/28 (Brazil)	40,000	36,900
Petrobras Global Finance BV 144A company guaranty sr. unsec.
notes 5.299%, 1/27/25 (Brazil)	212,000	199,015
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	50,000	12,025
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	35,000	7,921
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	520,000	535,301
		1,244,891
Financials (4.7%)
Banco de Credito del Peru/Panama 144A unsec. sub. FRN 6.875%,
9/16/26 (Peru)	50,000	53,651
Banco de Credito del Peru/Panama 144A unsec. sub. FRN 6.125%,
4/24/27 (Peru)	200,000	211,750
Banco Nacional de Costa Rica 144A sr. unsec. unsub. notes 4.875%,
11/1/18 (Costa Rica)	200,000	199,752
Turkiye Garanti Bankasi AS 144A sr. unsec. unsub. notes 5.25%,
9/13/22 (Turkey)	200,000	191,102
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	200,000	204,750
		861,005
Utilities and power (0.6%)
Engie Energia Chile SA 144A sr. unsec. unsub. notes 5.625%,
1/15/21 (Chile)	100,000	104,020
		104,020
Total corporate bonds and notes (cost $3,772,159)		$3,629,043

20 Emerging Markets Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (11.2%)*		shares	Value
Argentina (Republic of) central bank letters with effective yields
ranging from 28.01% to 29.68%, 8/15/18 (Argentina)	ARS	2,630,000	$98,001
Argentina (Republic of) central bank letters with effective yields
ranging from 24.66% to 39.35%, 9/19/18 (Argentina)	ARS	17,745,000	639,156
Putnam Short Term Investment Fund 1.94% L	Shares	1,270,357	1,270,357
U.S. Treasury Bills 1.850%, 8/2/18 #		$19,000	18,940
Total short-term investments (cost $2,165,800)			$2,026,454

TOTAL INVESTMENTS
Total investments (cost $18,689,258)	$17,421,391

Key to holding’s currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
RON	Romanian Leu
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $18,119,375.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $18,939 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $152,554 to cover certain derivative contracts.

Emerging Markets Income Fund 21

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
Mexico	11.5%	Mongolia	1.3%
Brazil	10.9	Nigeria	1.2
Argentina	10.2	Egypt	1.2
United States	7.4	Vietnam	1.2
Indonesia	7.2	Sri Lanka	1.2
Turkey	7.1	Costa Rica	1.1
Colombia	6.5	Hungary	1.1
South Africa	4.8	Lebanon	0.9
Russia	4.7	Romania	0.9
Chile	3.9	Jamaica	0.9
Peru	3.5	El Salvador	0.8
Ivory Coast	2.5	Ukraine	0.6
Canada	1.9	Greece	0.5
Dominican Republic	1.8	Venezuela	0.4
Malaysia	1.5	Total	100.0%
Angola	1.3

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $5,281,031) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Czech Koruna	Buy	6/20/18	$228,763	$246,957	$(18,194)
	Euro	Sell	6/20/18	257,266	273,247	15,981
	New Taiwan Dollar	Sell	8/16/18	183,815	184,054	239
	Russian Ruble	Buy	6/20/18	148,642	154,296	(5,654)
Citibank, N.A.
	Brazilian Real	Buy	7/3/18	163,217	186,060	(22,843)
	Brazilian Real	Sell	7/3/18	163,217	185,897	22,680
	Colombian Peso	Sell	7/18/18	627,980	649,445	21,465
	Peruvian New Sol	Sell	7/18/18	32,806	33,154	348
Goldman Sachs International
	Brazilian Real	Buy	7/3/18	233,216	258,528	(25,312)
	Chinese Yuan (Offshore)	Buy	8/16/18	181,544	184,035	(2,491)
	Euro	Buy	6/20/18	186,102	195,560	(9,458)
	Euro	Sell	6/20/18	186,102	184,120	(1,982)
	New Taiwan Dollar	Sell	8/16/18	183,262	181,886	(1,376)
	South African Rand	Buy	7/18/18	161,082	176,272	(15,190)

22 Emerging Markets Income Fund

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $5,281,031) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Buy	8/16/18	$181,544	$183,913	$(2,369)
	Mexican Peso	Sell	7/18/18	37,976	44,254	6,278
	JPMorgan Chase Bank N.A.
	Indonesian Rupiah	Sell	8/16/18	48,832	48,041	(791)
	Russian Ruble	Buy	6/20/18	169,456	187,133	(17,677)
	Russian Ruble	Sell	6/20/18	169,456	183,371	13,915
	Russian Ruble	Buy	9/19/18	990	1,928	(938)
	NatWest Markets PLC
	Euro	Sell	6/20/18	98,318	108,567	10,249
	State Street Bank and Trust Co.
	Euro	Buy	6/20/18	97,733	96,696	1,037
	Euro	Sell	6/20/18	97,733	102,688	4,955
	Polish Zloty	Buy	6/20/18	1,068,816	1,159,056	(90,240)
	Romanian Leu	Sell	6/20/18	6,243	6,593	350
	Turkish Lira	Buy	6/20/18	65,372	65,280	92
	Unrealized appreciation					97,589
	Unrealized depreciation					(214,515)
Total						$(116,926)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 5/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Long)	1	$159,500	$159,500	Sep-18	$3,905
U.S. Treasury Bond Ultra 30 yr (Short)	5	797,500	797,500	Sep-18	(20,073)
U.S. Treasury Note 2 yr (Long)	4	848,938	848,937	Sep-18	2,117
U.S. Treasury Note 5 yr (Long)	4	455,563	455,563	Sep-18	2,930
U.S. Treasury Note 10 yr (Long)	4	481,750	481,750	Sep-18	4,648
U.S. Treasury Note 10 yr (Short)	2	240,875	240,875	Sep-18	(2,317)
Unrealized appreciation					13,600
Unrealized depreciation					(22,390)
Total					$(8,790)

Emerging Markets Income Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$3,629,043	$—
Foreign government and agency bonds and notes	—	11,765,894	—
Short-term investments	1,270,357	756,097	—
Totals by level	$1,270,357	$16,151,034	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(116,926)	$—
Futures contracts	(8,790)	—	—
Totals by level	$(8,790)	$(116,926)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

24 Emerging Markets Income Fund

Statement of assets and liabilities 5/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $17,418,901)	$16,151,034
Affiliated issuers (identified cost $1,270,357) (Notes 1 and 5)	1,270,357
Foreign currency (cost $949,853) (Note 1)	949,442
Interest and other receivables	270,167
Receivable for shares of the fund sold	4,742
Receivable for investments sold	487,898
Receivable from Manager (Note 2)	27,404
Receivable for variation margin on futures contracts (Note 1)	1,391
Unrealized appreciation on forward currency contracts (Note 1)	97,589
Prepaid assets	49,039
Total assets	19,309,063

LIABILITIES
Payable to custodian	1,994
Payable for investments purchased	892,852
Payable for shares of the fund repurchased	1,984
Payable for custodian fees (Note 2)	5,639
Payable for investor servicing fees (Note 2)	4,835
Payable for Trustee compensation and expenses (Note 2)	1,199
Payable for administrative services (Note 2)	68
Payable for distribution fees (Note 2)	6,102
Payable for variation margin on futures contracts (Note 1)	4,422
Unrealized depreciation on forward currency contracts (Note 1)	214,515
Other accrued expenses	56,078
Total liabilities	1,189,688

Net assets	$18,119,375

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$19,930,583
Undistributed net investment income (Note 1)	186,317
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(580,716)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,416,809)
Total — Representing net assets applicable to capital shares outstanding	$18,119,375

(Continued on next page)

Emerging Markets Income Fund 25

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($11,759,683 divided by 1,381,022 shares)	$8.52
Offering price per class A share (100/96.00 of $8.52)*	$8.88
Net asset value and offering price per class B share ($181,851 divided by 21,421 shares)**	$8.49
Net asset value and offering price per class C share ($1,022,271 divided by 120,268 shares)**	$8.50
Net asset value and redemption price per class M share ($29,006 divided by 3,404 shares)	$8.52
Offering price per class M share (100/96.75 of $8.52)†	$8.81
Net asset value, offering price and redemption price per class Y share
($5,126,564 divided by 602,224 shares)	$8.51

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26 Emerging Markets Income Fund

Statement of operations Six months ended 5/31/18 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $11,980 ) (including interest income of $6,438 from investments
in affiliated issuers) (Note 5)	$592,351
Total investment income	592,351

EXPENSES
Compensation of Manager (Note 2)	67,163
Investor servicing fees (Note 2)	14,439
Custodian fees (Note 2)	6,476
Trustee compensation and expenses (Note 2)	503
Distribution fees (Note 2)	22,079
Administrative services (Note 2)	320
Auditing and tax fees	37,776
Blue sky expense	34,459
Other	8,669
Fees waived and reimbursed by Manager (Note 2)	(76,791)
Total expenses	115,093
Expense reduction (Note 2)	(144)
Net expenses	114,949

Net investment income	477,402

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(459,082)
Foreign currency transactions (Note 1)	(16,080)
Forward currency contracts (Note (1)	(111,458)
Futures contracts (Note 1)	11,372
Total net realized loss	(575,248)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(926,510)
Assets and liabilities in foreign currencies	(20,757)
Forward currency contracts	(61,709)
Futures contracts	(14,258)
Total change in net unrealized depreciation	(1,023,234)

Net loss on investments	(1,598,482)

Net decrease in net assets resulting from operations	$(1,121,080)

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund 27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/18*	Year ended 11/30/17
Operations
Net investment income	$477,402	$818,123
Net realized loss on investments
and foreign currency transactions	(575,248)	(300,979)
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,023,234)	1,315,882
Net increase (decrease) in net assets resulting
from operations	(1,121,080)	1,833,026
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(223,479)	(327,001)
Class B	(3,046)	(4,048)
Class C	(17,168)	(28,731)
Class M	(542)	(629)
Class Y	(101,906)	(138,705)
Net realized short-term gain on investments
Class A	—	(31,319)
Class B	—	(551)
Class C	—	(3,288)
Class M	—	(69)
Class Y	—	(12,904)
From return of capital
Class A	—	(86,392)
Class B	—	(1,069)
Class C	—	(7,590)
Class M	—	(166)
Class Y	—	(36,644)
Increase from capital share transactions (Note 4)	1,312,631	366,593
Total increase (decrease) in net assets	(154,590)	1,520,513

NET ASSETS
Beginning of period	18,273,965	16,753,452
End of period (including undistributed net investment
income of $186,317 and $55,056, respectively)	$18,119,375	$18,273,965

* Unaudited.

The accompanying notes are an integral part of these financial statements.

28 Emerging Markets Income Fund

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Emerging Markets Income Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
May 31, 2018**	$9.22	.23	(.76)	(.53)	(.17)	—	—	(.17)	$8.52	(5.87)*	$11,760	.62*	2.55*	28*
November 30, 2017	8.63	.41	.52	.93	(.25)	(.02)	(.07)	(.34)	9.22	10.84	11,905	1.25	4.44	45
November 30, 2016	8.42	.43	.12	.55	(.28)	(.06)	—	(.34)	8.63	6.55	11,444	1.25	4.88	48
November 30, 2015	9.18	.37	(.78)	(.41)	(.26)	(.05)	(.04)	(.35)	8.42	(4.56)	9,458	1.25	4.29	18
November 30, 2014	9.10	.41	.09	.50	(.41)	—	(.01)	(.42)	9.18	5.55	9,988	1.25	4.38	23
November 30, 2013†	10.00	.28	(.95)	(.67)	(.17)	—	(.06)	(.23)	9.10	(6.68)*	9,521	.85*	2.98*	5*
Class B
May 31, 2018**	$9.19	.20	(.77)	(.57)	(.13)	—	—	(.13)	$8.49	(6.24)*	$182	1.00*	2.23*	28*
November 30, 2017	8.60	.34	.51	.85	(.19)	(.02)	(.05)	(.26)	9.19	10.04	209	2.00	3.76	45
November 30, 2016	8.40	.36	.13	.49	(.23)	(.06)	—	(.29)	8.60	5.81	171	2.00	4.14	48
November 30, 2015	9.17	.31	(.80)	(.49)	(.20)	(.05)	(.03)	(.28)	8.40	(5.37)	95	2.00	3.58	18
November 30, 2014	9.09	.32	.11	.43	(.35)	—	—[e]	(.35)	9.17	4.79	71	2.00	3.46	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.14)	—	(.05)	(.19)	9.09	(7.19)*	19	1.36*	2.57*	5*
Class C
May 31, 2018**	$9.20	.19	(.76)	(.57)	(.13)	—	—	(.13)	$8.50	(6.23)*	$1,022	1.00*	2.10*	28*
November 30, 2017	8.61	.33	.52	.85	(.19)	(.02)	(.05)	(.26)	9.20	10.02	1,211	2.00	3.65	45
November 30, 2016	8.42	.37	.11	.48	(.23)	(.06)	—	(.29)	8.61	5.70	1,509	2.00	4.16	48
November 30, 2015	9.18	.31	(.78)	(.47)	(.21)	(.05)	(.03)	(.29)	8.42	(5.24)	279	2.00	3.60	18
November 30, 2014	9.10	.33	.09	.42	(.34)	—	—[e]	(.34)	9.18	4.74	202	2.00	3.59	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.13)	—	(.05)	(.18)	9.10	(7.18)*	157	1.36*	2.56*	5*
Class M
May 31, 2018**	$9.22	.22	(.76)	(.54)	(.16)	—	—	(.16)	$8.52	(5.98)*	$29	.75*	2.42*	28*
November 30, 2017	8.63	.38	.52	.90	(.23)	(.02)	(.06)	(.31)	9.22	10.54	27	1.50	4.15	45
November 30, 2016	8.42	.40	.13	.53	(.26)	(.06)	—	(.32)	8.63	6.29	23	1.50	4.63	48
November 30, 2015	9.18	.35	(.78)	(.43)	(.24)	(.05)	(.04)	(.33)	8.42	(4.82)	28	1.50	4.04	18
November 30, 2014	9.10	.39	.09	.48	(.39)	—	(.01)	(.40)	9.18	5.29	29	1.50	4.15	23
November 30, 2013†	10.00	.27	(.95)	(.68)	(.16)	—	(.06)	(.22)	9.10	(6.83)*	20	1.02*	2.87*	5*
Class Y
May 31, 2018**	$9.22	.25	(.78)	(.53)	(.18)	—	—	(.18)	$8.51	(5.85)*	$5,127	.50*	2.71*	28*
November 30, 2017	8.63	.43	.52	.95	(.27)	(.02)	(.07)	(.36)	9.22	11.13	4,922	1.00	4.70	45
November 30, 2016	8.41	.45	.13	.58	(.30)	(.06)	—	(.36)	8.63	6.92	3,607	1.00	5.12	48
November 30, 2015	9.18	.39	(.79)	(.40)	(.28)	(.05)	(.04)	(.37)	8.41	(4.40)	2,584	1.00	4.54	18
November 30, 2014	9.10	.42	.11	.53	(.44)	—	(.01)	(.45)	9.18	5.82	2,782	1.00	4.51	23
November 30, 2013†	10.00	.31	(.96)	(.65)	(.18)	—	(.07)	(.25)	9.10	(6.52)*	707	.68*	3.35*	5*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Emerging Markets Income Fund	Emerging Markets Income Fund 31

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2018	0.41%
November 30, 2017	0.91
November 30, 2016	0.93
November 30, 2015	1.15
November 30, 2014	1.55
November 30, 2013	1.51

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32 Emerging Markets Income Fund

Notes to financial statements 5/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through May 31, 2018.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in debt securities of issuers in emerging markets, emerging market currencies, and other currency-related derivative, or debt investments that are tied economically to emerging markets. This policy may be changed only after 60 days’ notice to shareholders. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on its evaluation of their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as its views on the currencies of those countries when making investment decisions. The fund invests in currencies directly and through derivatives, for both hedging and non-hedging purposes. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Emerging Markets Income Fund 33

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

34 Emerging Markets Income Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline

Emerging Markets Income Fund 35

in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $152,734 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $18,639,670, resulting in gross unrealized appreciation and depreciation of $300,058 and $1,644,053, respectively, or net unrealized depreciation of $1,343,995.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

36 Emerging Markets Income Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.360% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $7,226 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2020, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $69,565 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Emerging Markets Income Fund 37

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,359	Class M	24
Class B	161	Class Y	3,981
Class C	914	Total	$14,439

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $144 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$15,067
Class B	1.00%	1.00%	1,036
Class C	1.00%	1.00%	5,898
Class M	1.00%	0.50%	78
Total			$22,079

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $506 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

38 Emerging Markets Income Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, (Long-term)	$4,853,700	$6,091,143
U.S. government securities (Long-term)	—	—
Total	$4,853,700	$6,091,143

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	119,834	$1,087,993	167,891	$1,533,862
Shares issued in connection with
reinvestment of distributions	5,405	48,908	10,346	94,377
	125,239	1,136,901	178,237	1,628,239
Shares repurchased	(35,576)	(323,853)	(213,103)	(1,946,938)
Net increase (decrease)	89,663	$813,048	(34,866)	$(318,699)

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	1,016	$9,294	9,761	$87,052
Shares issued in connection with
reinvestment of distributions	264	2,391	479	4,364
	1,280	11,685	10,240	91,416
Shares repurchased	(2,649)	(23,461)	(7,316)	(64,708)
Net increase (decrease)	(1,369)	$(11,776)	2,924	$26,708

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	19,322	$176,949	22,550	$206,511
Shares issued in connection with
reinvestment of distributions	1,880	17,030	4,323	39,378
	21,202	193,979	26,873	245,889
Shares repurchased	(32,496)	(295,208)	(70,463)	(636,631)
Net decrease	(11,294)	$(101,229)	(43,590)	$(390,742)

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	704	$6,522	89	$822
Shares issued in connection with
reinvestment of distributions	60	542	95	864
	764	7,064	184	1,686
Shares repurchased	(239)	(2,211)	—	—
Net increase	525	$4,853	184	$1,686

Emerging Markets Income Fund 39

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	116,779	$1,055,005	351,358	$3,198,737
Shares issued in connection with
reinvestment of distributions	11,107	100,607	11,201	102,516
	127,886	1,155,612	362,559	3,301,253
Shares repurchased	(59,693)	(547,877)	(246,561)	(2,253,613)
Net increase	68,193	$607,735	115,998	$1,047,640

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,013,527	73.4%	$8,635,250
Class M	1,193	35.0	10,164

At the close of the reporting period a shareholder of record owned 6.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/17	cost	proceeds	income	of 5/31/18
Short-term investments
Putnam Short Term
Investment Fund*	$146,363	$4,418,256	$3,294,262	$6,438	$1,270,357
Total Short-term
investments	$146,363	$4,418,256	$3,294,262	$6,438	$1,270,357

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

40 Emerging Markets Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
Forward currency contracts (contract amount)	$9,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$97,589	Payables	$214,515
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	13,600*	Unrealized depreciation	22,390*
Total		$111,189		$236,905

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(111,458)	$(111,458)
Interest rate contracts	11,372	—	$11,372
Total	$11,372	$(111,458)	$(100,086)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(61,709)	$(61,709)
Interest rate contracts	(14,258)	—	$(14,258)
Total	$(14,258)	$(61,709)	$(75,967)

Emerging Markets Income Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NatWest Markets PLC	State Street Bank and Trust Co.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$1,391	$—	$—	$1,391
Forward currency contracts #	16,220	44,493	—	6,278	13,915	—	10,249	6,434	97,589
Total Assets	$16,220	$44,493	$—	$6,278	$13,915	$1,391	$10,249	$6,434	$98,980
Liabilities:
Futures contracts§	—	—	—	—	—	4,422	—	—	4,422
Forward currency contracts #	23,848	22,843	55,809	2,369	19,406	—	—	90,240	214,515
Total Liabilities	$23,848	$22,843	$55,809	$2,369	$19,406	$4,422	$—	$90,240	$218,937
Total Financial and Derivative Net Assets	$(7,628)	$21,650	$(55,809)	$3,909	$(5,491)	$(3,031)	$10,249	$(83,806)	$(119,957)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(7,628)	$21,650	$(55,809)	$3,909	$(5,491)	$(3,031)	$10,249	$(83,806)
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $18,939.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

42 Emerging Markets Income Fund	Emerging Markets Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Emerging Markets Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 27, 2018